UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2022

Solid Biosciences Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Portland Street, Fifth Floor

Cambridge, MA 02139

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition

On January 10, 2022, Solid Biosciences Inc. (the “Company”) issued a press release providing business updates in advance of its presentation at the J.P. Morgan Healthcare Conference scheduled for January 13, 2022. Although the Company has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2021, the Company disclosed in the press release that it expects to report cash and investments of approximately $210 million as of December 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The estimated cash and investments figure is preliminary and unaudited, represents management’s estimate as of the date of this report is subject to completion of the Company’s financial closing procedures for the fourth quarter and fiscal year ended December 31, 2021, and does not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2021, or the Company’s results of operations for the year ended December 31, 2021. The actual financial results may differ materially from the preliminary estimated financial information.

The information provided under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On January 10, 2022, the Company issued a press release providing business updates in advance of its presentation at the J.P. Morgan Healthcare Conference scheduled for January 13, 2022.

SGT-001

Following implementation of its updated risk mitigation strategy, the Company dosed a ninth patient in its ongoing IGNITE DMD Phase I/II clinical trial for SGT-001 in November 2021 using the Company’s second-generation manufacturing process. The Company plans to continue dosing patients in IGNITE DMD in 2022 as well as share additional expression, functional, pulmonary and patient reported outcomes data from the trial in the first half of 2022.

SGT-003

At the conference, the Company will present additional preclinical data on SGT-003, the Company’s next-generation Duchenne gene therapy program, demonstrating increased protein expression and more targeted biodistribution compared to AAV9. The Company intends to initiate IND-enabling studies for SGT-003 in 2022 to support a planned IND submission in early 2023.

Platform Technologies

At the conference, the Company will introduce and present data on development programs for two of its Platform Technologies, Novel Capsids and Dual Gene Expression. These programs are part of the Company’s ongoing research efforts to develop innovative technologies that it believes may hold potential to translate into meaningful treatments and drive the Company’s future pipeline expansion.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits:

99.1	Press Release, dated January 10, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, those regarding the ability of the Company to continue dosing patients in the IGNITE DMD trial, the Company’s plans to present data from IGNITE DMD, and the Company’s SGT-003 program, including the Company’s expectation for filing an IND. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including but not limited to: risks associated with the Company’s ability to continue IGNITE DMD on the timeline expected or at all, obtain and maintain necessary approvals from the U.S. Food and Drug Administration and other regulatory authorities, obtain and maintain the necessary approvals from investigational review boards at IGNITE DMD clinical trial sites and the IGNITE DMD data safety monitoring board, enroll patients in IGNITE DMD and on the timeline expected, continue to advance SGT-001 in clinical trials, replicate in clinical trials positive results found in preclinical studies and earlier stages of clinical development, whether the methodologies, assumptions and applications the Company utilizes to assess particular safety or efficacy parameters will yield meaningful statistical results, advance the development of its product candidates under the timelines it anticipates in current and future clinical trials, successfully optimize and scale its manufacturing process, obtain, maintain or protect intellectual property rights related to its product candidates, compete successfully with other companies that are seeking to develop Duchenne treatments and gene therapies, manage expenses and raise the substantial additional capital needed, on the timeline necessary, to continue development of SGT-001, SGT-003 and other product candidates, achieve its other business objectives and continue as a going concern; general economic and market conditions; and other important risk factors set forth under the caption “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q and its other filings with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date: January 10, 2022	By:	/s/ Ilan Ganot
Name: Ilan Ganot
Title: Chief Executive Officer